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                                  EXHIBIT 23.2










The Board of Directors
PFC Corporation:

     We consent to the use of our reports herein and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement on Form S-4 filed by PFC Corporation.


                                        CORNMAN, BRYAN & WATTS

                                         /s/ CORNMAN, BRYAN & WATTS
                                        ---------------------------------------


Mayfield, Kentucky
July 11, 1994